Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Parties-in-Interest	Parties-in-Interest
Certain plan investments represent investments in common/collective trust funds, registered investment companies, and self-directed accounts managed by Charles Schwab Trust Bank, trustee of the Plan. Therefore transactions involving these common/collective trust funds and registered investment companies qualify as exempt party-in-interest transactions. The Plan paid Schwab Retirement Plan Services, Inc. $1,087,645 related to record keeping and transaction fees for the year ended December 31, 2025.
At December 31, 2025 and 2024, approximately 9% and 11%, respectively, of the Plan assets were held in the form of shares of the Company's common stock. Transactions involving the Company's common stock qualify as party-in-interest transactions under the provisions of ERISA.